UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2012 (April 12, 2012)

BROCADE COMMUNICATIONS SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-25601	77-0409517
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

130 Holger Way

San Jose, CA 95134

(Address, including zip code, of principal executive offices)

(408) 333-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As described in Item 5.07 below, at the Annual Meeting of Stockholders (as defined below) of Brocade Communications Systems, Inc. (the “Company”), the Company’s stockholders approved an amendment and restatement to the Company’s 2009 Employee Stock Purchase Plan (the “ESPP Amendment”) to increase the 2009 Employee Stock Purchase Plan’s share reserve by 30,000,000 shares. The Company’s 2009 Employee Stock Purchase Plan is described in the Company’s definitive proxy statement filed on February 24, 2012.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s annual meeting of stockholders (the “Annual Meeting of Stockholders”) was held on April 12, 2012 in San Jose, California. Of the 458,710,883 shares outstanding as of the record date, 408,616,121 shares (approximately 89%) were present or represented by proxy at the Annual Meeting of Stockholders.

At the Annual Meeting of Stockholders, the Company’s stockholders: (i) approved the election of Judy Bruner, John W. Gerdelman, David L. House, Glenn C. Jones, Michael Klayko and L. William Krause; (ii) approved the non-binding advisory resolution regarding executive compensation; (iii) approved an amendment to the 2009 Employee Stock Purchase Plan; and (iv) approved the ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year ending October 27, 2012.

The results of the voting on the matters submitted to the stockholders are as follows:

1. To elect six directors to serve until the 2013 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

Name	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Judy Bruner	323,989,226	8,865,502	1,460,010	74,301,383
John W. Gerdelman	324,491,739	8,291,882	1,531,117	74,301,383
David L. House	323,439,979	9,446,858	1,427,901	74,301,383
Glenn C. Jones	324,515,314	8,252,324	1,547,100	74,301,383
Michael Klayko	290,841,553	42,717,216	755,969	74,301,383
L. William Krause	322,705,453	10,065,053	1,544,232	74,301,383

In addition, Renato A. DiPentima, Alan L. Earhart and Sanjay Vaswani continued to serve as directors of the Company after the meeting.

2. To approve the non-binding advisory resolution regarding executive compensation.

Votes For	Votes Against	Votes Abstaining	Broker Non-Vote
321,464,077	11,277,992	1,572,669	74,301,383

3. To approve an amendment to the 2009 Stock Plan.

The Annual Meeting of Stockholders was adjourned to April 20, 2012 with respect to the vote on proposal three.

4. To approve an amendment to the 2009 Employee Stock Purchase Plan.

Votes For	Votes Against	Votes Abstaining	Broker Non-Vote
322,577,388	10,976,849	760,501	74,301,383

5. To ratify the appointment of KPMG LLP as independent registered public accountants of the Company for the fiscal year ending October 27, 2012.

Votes For	Votes Against	Votes Abstaining	Broker Non-Vote
400,039,374	6,731,622	1,735,155	109,970

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROCADE COMMUNICATIONS SYSTEMS, INC.

Date: April 18, 2012	By:	/s/ Tyler Wall
Tyler Wall
Vice President, General Counsel and Corporate Secretary

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